UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (January 13, 2025)

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Sierra Point Parkway, Suite 200 Brisbane, California		94005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 484-0899

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 13, 2025, Day One Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing its preliminary unaudited OJEMDA net product revenue results for the fourth quarter and the year ended December 31, 2024 and cash, cash equivalents and short-term investments as of December 31, 2024. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The Company has not yet completed its financial close process for the year ended December 31, 2024.

The preliminary financial metrics and results included in this Current Report on Form 8-K are estimates that have not been audited and are subject to the completion of the Company’s financial closing procedures and any adjustments. The preliminary results may differ materially from the actual results that will be reflected in the Company’s financial statements when they are completed and publicly disclosed.

Item 7.01	Regulation FD Disclosure.

On January 13, 2025, the Company also announced its 2025 upcoming priorities and milestones, including that the Company expects to complete enrollment in the pivotal Phase 3 FIREFLY-2 clinical trial evaluating tovorafenib as a front-line therapy in patients aged up to 25 years in the first half of 2026 and that the first dose cohort (a single-patient accelerated titration cohort) in the Phase 1a portion of the DAY301 Phase 1a/b clinical trial was cleared in January 2025. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, on January 13, 2025, the Company will participate in the 43rd Annual J.P. Morgan Healthcare Conference (the “JPM Conference”). A copy of the Company’s presentation materials for the JPM Conference is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Also on January 13, 2025, the Company updated its corporate presentation in connection with its participation in the JPM Conference. A copy of the updated corporate presentation materials is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Current Report on Form 8-K and in the accompanying Exhibits 99.1, 99.2 and 99.3 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 13, 2025

99.2	J.P. Morgan Healthcare Conference Presentation

99.3	Corporate Presentation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the Company’s preliminary net product revenue results and cash, cash equivalents and short-term investments, as well as the timing and success of the Company’s planned nonclinical and clinical development activities, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on October 30, 2024, and the Company’s other filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date: January 13, 2025	By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A.
Chief Operating Officer and Chief Financial Officer